Midwest Express Holdings, Inc.
                                                6744 South Howell Avenue
                                                Oak Creek, Wisconsin  53154-1402
                                                414-570-4000
                                                www.midwestairlines.com
                                                Traded: NYSE - MEH

Media Inquiries: Carol Skornicka, 414-570-3980, 888-360-4782 or
  cskornic@midwestairlines.com
Analyst/Investor Inquiries: Dennis O'Reilly, 414-570-3954 or doreilly@midwestairlines.com

FOR IMMEDIATE RELEASE
July 30, 2003


             MIDWEST EXPRESS HOLDINGS REVISES SECOND QUARTER RESULTS

Milwaukee, Wisconsin, July 30, 2003 - Midwest Express Holdings, Inc. (NYSE: MEH) today reported revisions to its second quarter financial results originally released July 22, 2003.

During the company's analysis of the accounting associated with the recent restructuring of its aircraft lessor and aircraft debt agreements, the company determined that an additional $4.6 million (pre-tax) of aircraft lease expense should have been recorded in the second quarter for five DC-9 leased aircraft removed from service prior to the end of the quarter. The company had planned to record this lease expense in future periods as provided for in the terms of the original lease. This non-cash charge to earnings reflects future obligations for these aircraft following their out-of-service dates, and follows the requirements of Financial Accounting Standard 146, "Accounting for Costs Associated with Exit or Disposal Activities," which was effective Jan. 1, 2003.

The change does not impact second quarter 2003 revenues. Operating loss, however, increased to $5.6 million from the $1.0 million initially reported, and net income declined from $6.6 million to $3.6 million. Income per share for the second quarter was $0.23, compared with the $0.42 originally reported.

Year to date 2003 operating loss increased to $23.5 million from the $18.9 million loss previously reported, while net loss increased to $8.2 million from $5.2 million. Loss per share was $0.53, compared with the $0.34 originally reported.

The company has five remaining leased DC-9 aircraft that will be removed from service in the next 12 months, prior to the end of their lease terms. It anticipates an additional non-cash charge of $3.4 million (pre-tax) associated with those aircraft when they are removed from service.

Revised financial statements and operating statistics follow.


                                     -MORE-

Midwest Airlines features nonstop jet service to major destinations throughout the United States. Skyway Airlines, Inc. - its wholly owned subsidiary - operates Midwest Connect, which offers connections to Midwest Airlines as well as point-to-point service between select markets on regional jet and turboprop aircraft. Together, the airlines offer service to 50 cities. More information is available at www.midwestairlines.com.

                                       ###


This document contains forward-looking statements that may state the company's or management's intentions, hopes, beliefs, expectations or predictions for the future. Words such as "expect," "anticipate," "believe," "estimate," "goal," "objective" or similar words are intended to identify forward-looking statements. It is important to note that the company's actual results could differ materially from those projected results due to factors that include but are not limited to uncertainties related to general economic factors, industry conditions, scheduling developments, government regulations, labor relations, aircraft maintenance and refurbishment schedules, potential delays related to acquired aircraft, fuel costs, competitive developments, interest rates, terrorist attacks or fear of terrorist attacks.

Editor's note: Tables follow

                           MIDWEST EXPRESS HOLDINGS, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (Dollars in thousands, except per share amounts)
                                     (Unaudited)

                                                   Three Months Ended
                                                        June 30,
                                                   2003          2002       % Change
                                                ----------    ----------    --------
Operating revenues:
   Passenger service                            $  83,147     $ 104,095      (20.1%)
   Cargo                                            1,252         1,491      (16.0%)
   Other                                           12,499        10,389       20.3%
                                                ----------    ----------    --------
     Total operating revenues                      96,898       115,975      (16.4%)
                                                ----------    ----------    --------
Operating expenses:
   Salaries, wages and benefits                    34,742        39,618      (12.3%)
   Aircraft fuel and oil                           18,270        19,801       (7.7%)
   Commissions                                      2,820         5,155      (45.3%)
   Dining services                                  1,451         5,583      (74.0%)
   Station rental, landing and other fees           8,354         8,960       (6.8%)
   Aircraft maintenance materials and repairs       7,297         9,798      (25.5%)
   Depreciation and amortization                    5,487         5,161        6.3%
   Aircraft rentals                                12,307         6,313       94.9%
   Other                                           11,725        13,664      (14.2%)
                                                ----------    ----------    --------
     Total operating expenses                     102,453       114,053      (10.2%)
                                                ----------    ----------    --------
Operating (loss) income                            (5,555)        1,922     (389.0%)
                                                ----------    ----------    --------
Other income (expense):
   Interest income                                    176           342      (48.5%)
   Interest expense                                  (499)         (873)     (42.8%)
   Other, net                                      11,432            92        N.M.
                                                ----------    ----------    --------
     Total other income (expense)                  11,109          (439)       N.M.
                                                ----------    ----------    --------
Income before income tax provision                  5,554         1,483      274.5%
Income tax provision                                1,944           548      254.7%
                                                ----------    ----------    --------
Net Income                                      $   3,610     $     935      286.1%
                                                ==========    ==========    ========

Income per common share - basic                 $    0.23     $    0.07      228.6%
                                                ==========    ==========    ========
Income per common share - diluted               $    0.23     $    0.07      228.6%
                                                ==========    ==========    ========

Weighted average shares - basic                 15,516,279    14,055,278
Weighted average shares - diluted               15,538,228    14,131,780

--------------------------------------------------------------------------------
Reconciliation of GAAP Financial Information to Non-GAAP Financial Information:
     Pursuant to the new SEC Regulation G, the Company is providing further disclosure of the reconciliation of reported non-GAAP financial measures to their comparable financial measures reported on a GAAP basis. It is the Company's view that the reported non-GAAP financial measures results are more consistent with the Company's true operating performance as they exclude unusual items. These measurements are more comparable to financial measures reported by other airlines.
                                                                      2003
                                                                  -----------
Net income:
   GAAP Financial information                                     $    3,610
                                                                  ===========
   Income before income tax provision                             $    5,554
   Item excluded - Appropriations Act reimbursement                  (11,437)
                                                                  -----------
   Loss before income tax (credit)                                    (5,883)
   Income tax (credit)                                                (2,059)
                                                                  -----------
   Non-GAAP Financial information                                 $   (3,824)
                                                                  ===========
Income (loss) per common share:
   GAAP Financial information                                     $     0.23
                                                                  ===========
   Non-GAAP Financial information                                 $    (0.25)
                                                                  ===========

                           MIDWEST EXPRESS HOLDINGS, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  (Dollars in thousands, except per share amounts)
                                     (Unaudited)

                                                    Six Months Ended
                                                        June 30,
                                                   2003          2002       % Change
                                                ----------    ----------    --------

Operating revenues:
   Passenger service                            $ 163,076     $ 195,645      (16.6%)
   Cargo                                            2,536         3,110      (18.5%)
   Other                                           25,344        21,242       19.3%
                                                ----------    ----------    --------
     Total operating revenues                     190,956       219,997      (13.2%)
                                                ----------    ----------    --------

Operating expenses:
   Salaries, wages and benefits                    73,725        77,589       (5.0%)
   Aircraft fuel and oil                           42,990        35,539       21.0%
   Commissions                                      6,201         9,749      (36.4%)
   Dining services                                  4,713        10,206      (53.8%)
   Station rental, landing and other fees          19,535        18,715        4.4%
   Aircraft maintenance materials and repairs      15,234        19,324      (21.2%)
   Depreciation and amortization                   10,844        10,720        1.2%
   Aircraft rentals                                18,709        12,622       48.2%
   Impairment loss                                      -        29,911     (100.0%)
   Other                                           22,482        26,367      (14.7%)
                                                ----------    ----------    --------
     Total operating expenses                     214,433       250,742      (14.5%)
                                                ----------    ----------    --------
Operating loss                                    (23,477)      (30,745)     (23.6%)
                                                ----------    ----------    --------

Other income (expense):
   Interest income                                    480           567      (15.3%)
   Interest expense                                  (987)       (1,809)     (45.4%)
   Other, net                                      11,431        39,582      (71.1%)
                                                ----------    ----------    --------
     Total other income (expense)                  10,924        38,340      (71.5%)
                                                ----------    ----------    --------

(Loss) income before income tax (credit)
 provision                                        (12,553)        7,595     (265.3%)
Income tax (credit) provision                      (4,393)        2,811     (256.3%)
                                                ----------    ----------    --------
Net (Loss) Income                               $  (8,160)    $   4,784     (270.6%)
                                                ==========    ==========    ========

(Loss) Income per common share - basic          $   (0.53)    $    0.34     (255.9%)
                                                ==========    ==========    ========
(Loss) Income per common share - diluted        $   (0.53)    $    0.34     (255.9%)
                                                ==========    ==========    ========

Weighted average shares - basic                 15,514,299    13,944,052
Weighted average shares - diluted               15,514,299    14,024,125

                                          Midwest Express Holdings, Inc.
                                               Operating Statistics


                                                Three Months Ended                     Six Months Ended
                                                     June 30,                              June 30,
                                         --------------------------------    -------------------------------------
                                                                    %                                       %
                                           2003       2002       Change         2003         2002         Change
                                         --------------------------------    -------------------------------------

Midwest Airlines Operations
---------------------------
Origin & Destination Passengers          463,968    529,979    -12.5           918,691      989,818      -7.2
Scheduled Service Revenue Passenger
  Miles (000s)                           460,130    518,566    -11.3           928,870      979,071      -5.1
Scheduled Service Available Seat
  Miles (000s)                           686,161    823,744    -16.7         1,453,912    1,561,365      -6.9
Total Available Seat Miles (000s)        703,921    839,508    -16.2         1,487,576    1,595,440      -6.8
Load Factor (%)                             67.1%      63.0%     4.1 pts.         63.9%        62.7%      1.2 pts.
Revenue Yield                            $0.1417    $0.1622    -12.7           $0.1398      $0.1625     -14.0
Revenue per Schd. Svc. ASM (1)           $0.0995    $0.1062     -6.3           $0.0935      $0.1061     -11.9
Total Cost per Total ASM                 $0.1199    $0.1136      5.5           $0.1184      $0.1353     -12.5
Impairment Loss per Total ASM            $0.0000    $0.0000     N.M.           $0.0000      $0.0187    -100.0
Total Cost per Total ASM Excluding
 Impairment Loss (2)                     $0.1199    $0.1136      5.5           $0.1184      $0.1165       1.6
Average Passenger Trip Length (miles)        992        978      1.4             1,011          989       2.2
Number of Flights                          8,818     11,422    -22.8            19,035       21,588     -11.8
Into-plane Fuel Cost per Gallon           $0.924     $0.798     15.8            $1.020       $0.757      34.7
Full-time Equivalent Employees at
  End of Period                            1,965      2,492    -21.2             1,965        2,492     -21.2
Aircraft in Service at End of Period          29         34    -14.7                29           34     -14.7


Midwest Connect Operations
--------------------------
Origin & Destination Passengers          148,738    153,760     -3.3           282,515      278,155       1.6
Scheduled Service Revenue Passenger
  Miles (000s)                            55,500     49,529     12.1           101,469       89,087      13.9
Scheduled Service Available Seat
  Miles (000s)                           102,547    102,894     -0.3           203,279      190,474       6.7
Total Available Seat Miles (000s)        102,562    102,916     -0.3           203,337      190,676       6.6
Load Factor (%)                             54.1%      48.1%     6.0 pts.         49.9%        46.8%      3.1 pts.
Revenue Yield                            $0.3232    $0.4029    -19.8           $0.3277      $0.4102     -20.1
Revenue per Schd. Svc. ASM (1)           $0.1790    $0.1945     -8.0           $0.1675      $0.1924     -12.9
Total Cost per Total ASM                 $0.1893    $0.1958     -3.3           $0.2017      $0.1975       2.1
Average Passenger Trip Length (miles)        373        322     15.8               359          320      12.1
Number of Flights                         13,863     14,193     -2.3            28,042       26,693       5.1
Into-plane Fuel Cost per Gallon           $0.997     $0.884     12.7            $1.086       $0.835      30.0
Full-time Equivalent Employees at
  End of Period                              556        586     -5.1               556          586      -5.1
Aircraft in Service at End of Period          25         25      0.0                25           25       0.0


(1)  Passenger, cargo, and other transport related revenue divided by scheduled service ASMs.
(2)  Management believes the Total Cost per Total ASM Excluding Impairment Loss statistic provides investors a better measure to monitor the company's cost trends.

Note: All statistics exclude charter operations except the following: Total Available Seat Miles, Cost per Total
ASM, Impairment Loss per Total ASM, Total Cost per Total ASM Excluding Impairment Loss, Into-plane Fuel Cost,
Number of Employees and Aircraft and Service. Aircraft acquired but not yet placed into service are excluded from the aircraft in service statistics. Numbers may not recalculate due to rounding.